UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Soliciting Material Pursuant to §240.14a-12

Florida Rock Industries, Inc.

(Name of Registrant as Specified In Its Charter)

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This filing relates to the announced acquisition of Florida Rock Industries, Inc. (“Florida Rock”) by Vulcan Materials Company (“Vulcan Materials”) pursuant to the terms of the Agreement and Plan of Merger, dated as of February 19, 2007, as amended on April 9, 2007, by and among Vulcan Materials, Florida Rock, Virginia Holdco, Inc., Virginia Merger Sub, Inc. and Fresno Merger Sub, Inc.
The following materials have been made available on Florida Rock’s website:

FloridaRockIndustries,Inc.

This presentation and discussion may include comments or information about the future of Florida Rock Industries, Inc. and subsidiaries, including plans, expectations and, in some cases, predictions. These forward-looking statements are based on management's beliefs and assumptions and are, by their nature, subject to risks and uncertainties that could cause actual results and events to differ materially from those indicated in such forward-looking statements. These include general business conditions, competitive factors, political, economic, regulatory, climatic, pricing, energy costs and technological contingencies. Additional information regarding these and other risk factors and uncertainties may be found in the Company's filings with the Securities and Exchange Commission.

We do not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in actual results, changes in assumptions or any other factors.

This document may be deemed to be solicitation material in respect of the proposed business combination of Florida Rock and Vulcan Materials. In connection with the proposed transaction, a registration statement on Form S-4 was filed by Virginia Holdco, Inc., a wholly-owned subsidiary of Vulcan Materials, with the SEC on July 13, 2007 (Registration No. 333-142060), containing a definitive proxy statement/prospectus and other documents filed by Vulcan Materials and Florida Rock. SHAREHOLDERS OF FLORIDA ROCK ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT IS PART OF THE REGISTRATION STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus has been mailed to shareholders of Florida Rock. Investors and security holders may obtain the documents free of charge at the SEC's website, www.sec.gov, from www.vulcanfloridarock.com, www.vulcanmaterials.com or www.flarock.com.

Vulcan Materials, Florida Rock and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transaction. Information regarding Vulcan Materials' directors and executive officers is available in Vulcan Materials' proxy statement for its 2007 annual meeting of shareholders, which was filed with the SEC on April 11, 2007, and information regarding Florida Rock's directors and executive officers is available in Florida Rock's proxy statement for its 2007 annual meeting of shareholders, which was filed with the SEC on December 27, 2006. Additional information, if any, regarding the interests of such potential participants has been included in the proxy statement/prospectus and the other relevant documents filed with the SEC.

Company Overview

- Founded in 1929 by the Thompson S. Baker Family: Baker Family owns approx. 26% of the Company.
- One of the Nation's largest producers of aggregates.
- Major supplier of Ready Mix Concrete in Florida, south Georgia, Virginia and Maryland (Ranked #1 or #2 in most markets).
- Major Florida cement supplier through Newberry Cement Plant and two import terminals.
- 34 consecutive years of operating profitability since going public in 1972.

BusinessSegments

Aggregate & Cement Facilities


New York
New Brunswick Canada
Delaware
Maryland
Illinois
Virginia
Kentucky
Tennessee
Georgia
Florida
Corporate Headquarters
Jacksonville, Florida
Stone
Sand
Cement
Aggregate Terminals

LOCATIONS INCLUDE:

- 21 Stone Quarries
- 15 Sand Plants
- 11 Distribution Terminals
- 1 Calcium Products Plants
- 1 Cement Plant
- 2 Cement Import & Grinding Facilities
- 2.5 Billion tons of Reserves

Concrete Facilities

LOCATIONS INCLUDE:

- 114 Ready-mix Plants
- 13 Concrete Block Plants
- 1 Prestress Plant
- 1 Precast Plant
- 1 Brickyard


Maryland
Virginia
North Carolina
Georgia
Florida
Corporate Headquarters
Jacksonville, Florida

- ● Ready-Mixed Plant
- ■ Block Plant
- Precast Plant
- Prestress Plant

Key Strengths
Reasons for Confidence

- Strong Position in the Most Attractive US Building Materials Markets
- Location and Quality of Reserves
- Low Cost Producer
- High Quality Balance Sheet and Strong Internal Cash Flow
- Great Track Record

SalesGrowthHistory (excludingfreight)

EarningsGrowthHistory

EarningsPerShare-Diluted TwelveMonthsEndedSeptember30

2006SalesbyMarket Mid-AtlanticNorth25%CarolinaTennessee1%

AssetSaleContributiontoAnnualEarnings 5-YearComparative (AmountsinMillions)$211.8

ReturnonEquity(ROE) 5-YearComparative 20022003200420052006

NetCashProvidedbyOperatingActivities 5-YearComparative 20022003200420052006 ReplacementCapExFreeCashFlow

CapitalExpenditures 5-YearComparative(IncludesAcquisitions) 20022003200420052006 LandReplacementsNewProjects

CapitalExpenditures AnnualComparisonbyCategory FY2007(Budget) $344.1 FY2007 ReplacementsNewProjectsLand

AnnualDepreciationExpense (AmountsinMillions) 2001200220032004200520062007B

NineMonthsYear-to-DateHighlights FiscalYear2007

Sales Growth Comparison

(Nine Months Ended June 30)

(excluding freight)



CAGR 11.59%
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$514.2
$689.4
$805.9
$1,001.7
$797.2
2003
2004
2005
2006
2007

Earnings Per Share - Diluted

Nine Months - Comparison



$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.04
$0.76
$0.19
$1.16
$0.09
$1.57
$0.05
$2.31
$0.06
$1.53
2003
2004
2005
2006
2007
Gain on Sale of Real Estate

Financial Condition Comparison

(in millions except per share)

Balance Sheet	6/30/2007	9/30/2006	Variance
Cash and Cash Equiv.	$41.6	$93.4	*-55.49%*
Current Assets	$263.6	$305.2	*-13.62%*
Total Assets	$1,339.2	$1,236.2	*8.33%*
Shareholder Equity	$1,031.5	$915.8	*12.63%*
Funded Debt	$19.6	$19.7	*-0.57%*
Debt to Equity Percent	*1.9%*	*2.2%*	*-11.72%*
Current Ratio	1.98	2.02	*-1.73%*
Book value per share	$15.43	$13.69	*12.73%*

Construction Data for Total Residential and Non-Residential in Florida Rock Markets

Year-over-Year Comparison - Trailing Twelve Months

(Square Feet in Thousands)



100000
90000
80000
70000
60000
50000
40000
30000
20000
10000
0
Jul
Aug
Sep
Oct
(FY 2007)
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Previous Year Non-Residential
Current Year Non-Residential
Previous Year Residential
Current Year Residential

Source: Dodge Construction Reports

Florida Rock Residential vs All Other Ready Mix Concrete Sales Data

Year-over-Year Comparison - Trailing Twelve Months


(Yards)
900000
800000
700000
600000
500000
400000
300000
200000
100000
0
Jul
Aug
Sept
Oct
(FY 2007)
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Previous Year Non-Residential
Current Year Non-Residential
Previous Year Residential
Current Year Residential

Florida Rock Residential vs All Other Ready Mix Concrete Sales Data

Year-over-Year Comparison - Trailing Twelve Months



(Yards)
900000
800000
700000
600000
500000
400000
300000
200000
100000
0
Jul
Aug
Sept
Oct
(FY 2007)
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Previous Year Non-Residential
Current Year Non-Residential
Previous Year Residential
Current Year Residential

Volume vs Price per Yard - Concrete

Annual Comparison – Fiscal Year to Date

(Yards in thousands)



1200
1000
800
600
400
200
0
$100.13
$101.15
$100.74
$102.22
$101.72
$100.95
$99.40
$99.34
$98.24
2007 $/yd
$87.23
$87.49
$89.56
$96.02
$96.57
$95.82
$94.99
$95.55
$96.26
2006 $/yd
587.8
578.3
617.7
498.6
571.6
469.6
580.8
450.3
594.0
361.5
784.0
480.9
653.5
472.8
694.7
516.4
632.2
480.9
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
FY 2006
FY 2007

Volume vs Price per Unit - Block

Annual Comparison – Fiscal Year to Date

(Block in millions)



14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$1.41
$1.39
$1.39
$1.41
$1.41
$1.40
$1.40
$1.39
$1.38
2006 $/unit
$1.40
$1.38
$1.37
$1.33
$1.31
$1.33
2007 $/unit
$1.28
$1.27
$1.29
6.7
5.7
7.5
4.8
7.8
4.4
7.6
4.1
7.1
3.8
8.8
3.7
7.3
3.3
7.5
3.8
6.9
3.1
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
FY 2006
FY 2007

Volume vs Price per Ton - Aggregate

Annual Comparison – Fiscal Year to Date

(Tons in thousands)

*Includes Brokerage Sales



8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
$9.21
$9.34
$9.32
$9.97
$10.05
$9.96
$9.91
$10.05
$9.81
2007 $/ton
$7.72
$7.77
$7.93
$8.50
$8.54
$8.34
$8.33
$8.37
$8.52
2006 $/ton
4,062.2
4,414.5
3,938.9
3,580.4
3,797.8
3,154.1
4,020.8
3,099.1
3,678.3
2,598.0
4,814.3
3,466.3
4,499.5
3,527.2
4,772.6
3,858.2
4,602.9
3,743.6
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
FY 2006
FY 2007

Volume vs Price per Ton – Cement/Calcium

Annual Comparison – Fiscal Year to Date



(Tons in thousands)
•Prices in blue represent cement products only.
•Prices in black represent cement and calcium average price.
500
400
300
200
100
0
$102.05
$92.91
$102.58
$90.36
$104.83
$91.68
$99.59
$91.66
$102.55
$96.09
$100.57
$92.44
$101.38
$93.01
$101.44
$92.07
$101.33
$91.82
2006 $/ton
$82.24
$90.15
$84.49
$93.00
$83.25
$90.22
$87.29
$103.30
$83.78
$93.56
$86.03
$97.08
$85.00
$95.71
$87.06
$98.93
$82.89
$96.65
2007 $/ton
214.7
230.8
216.0
172.0
220.9
141.4
243.6
157.7
202.7
163.2
255.3
171.6
216.1
166.0
230.0
178.3
220.0
165.1
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
2006
2005
Calcium Products

* Volumes equal combined cement and calcium tons sold.

Florida DOT Construction Spending

FY2003 - 2007


(Amounts in Millions)
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,937*
$2,631*
$3,004*
$4,372
$5,301
2003
2004
2005
2006
2007

NOTE:

*2003, 2004, 2005 Spending was budgeted to be $2.1B, $3.8B, $3.7B respectively

2003-2005 are Actual Construction Spending

2006, 2007 Budgeted Construction Spending as of July 2006

Source: Florida Department of Transportation

Real Population Growth by State


2,900,000
2,700,000
2,500,000
2,300,000
2,100,000
1,900,000
1,700,000
1,500,000
2005
2010
2015
2020
2025
2030
California
Texas
Florida

Note:
This chart reflects the projected real growth over the proceeding five-year period.

Source: US Census Bureau

Vulcan Materials to Acquire Florida Rock Industries

Vulcan Materials Company

- $4.6 billion agreed transaction price.
- FRK shareholders can elect to receive 0.63 shares of the new holding company or $67.00 in cash, subject to proration, such that in the aggregate the transaction will be 70% cash and 30% converted stock.
- Key Statistics:
  - Resulting debt of $3.7 billion (50% debt-to-capital ratio).
  - Combined aggregate reserves of 13.9 billion tons.
  - Strong market position in four highest growth states.